Exhibit 99.1

Intercontinental Exchange Reports Strong Third Quarter 2023

• Record 3Q23 net revenues of $2.0 billion, +11% y/y

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said,

"We are pleased to report our third quarter results, which extend our track record of revenue and earnings per share growth. Our customers continue to rely on our mission-critical data and technology to manage risk and capture workflow efficiencies through an array of macroeconomic environments, reflecting the all-weather nature of our business model. In addition, in early September, we completed our strategic acquisition of Black Knight, expanding our mortgage network while also enhancing the resiliency of our long-term growth profile. As we look to balance of the year and beyond, we remain focused on continuing to drive innovation, deliver workflow efficiencies, and deliver value to our stockholders."

• 3Q23 GAAP diluted earnings per share (EPS) of $0.96

• 3Q23 adj. diluted earnings per share of $1.46

• 3Q23 operating income of $845 million, (7)% y/y; adj. operating income of $1.2 billion, +10% y/y

• 3Q23 operating margin of 42%; adj. operating margin of 59%

• Completed the strategic acquisition of Black Knight on September 5, 2023

ATLANTA & NEW YORK, November 2, 2023 - Intercontinental Exchange (NYSE: ICE), a leading global provider of data, technology and market infrastructure, today reported financial results for the third quarter of 2023. For the quarter ended September 30, 2023, consolidated net income attributable to ICE was $541 million on $2.0 billion of consolidated revenues, less transaction-based expenses. Third quarter GAAP diluted earnings per share was $0.96. Adjusted net income attributable to ICE was $824 million in the third quarter and adjusted diluted EPS was $1.46. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "In the third quarter, we once again generated revenue and earnings per share growth, driven by a continuation of robust trading results across our commodity complex and compounding growth in our recurring revenues. Our strong results are a testament to the power of our diverse business model and, as we approach the end of 2023, we are focused on extending our track record of growth and creating value for our stockholders."

Third Quarter 2023 Business Highlights

Third quarter consolidated net revenues were $2.0 billion including exchange net revenues of $1.1 billion, fixed income and data services revenues of $559 million and mortgage technology revenues of $330 million. Consolidated operating expenses were $1.2 billion for the third quarter of 2023. On an adjusted basis, consolidated operating expenses were $812 million. Consolidated operating income for the third quarter was $845 million and the operating margin was 42%. On an adjusted basis, consolidated operating income for the third quarter was $1.2 billion and the adjusted operating margin was 59%.

	Net Revenue	Op Margin	Adj Op Margin

$ (in millions)	3Q23
Exchanges	$1,114	72%	73%
Fixed Income and Data Services	$559	36%	44%
Mortgage Technology	$330	(48)%	39%
Consolidated	$2,003	42%	59%

	3Q23	3Q22	% Chg
Recurring Revenue	$1,031	$930	11%
Transaction Revenue, net	$972	$881	10%

Exchanges Segment Results

Third quarter exchange net revenues were $1.1 billion. Exchange operating expenses were $313 million and on an adjusted basis, were $297 million in the third quarter. Segment operating income for the third quarter was $801 million and the operating margin was 72%. On an adjusted basis, operating income was $817 million and the adjusted operating margin was 73%.

$ (in millions)	3Q23	3Q22	% Chg	Const Curr(1)
Revenue, net:
Energy	$384	$266	45%	42%
Ags and Metals	61	57	7%	6%
Financials(2)	112	122	(8)%	(13)%
Cash Equities and Equity Options	93	88	5%	5%
OTC and Other(3)	104	121	(15)%	(16)%
Data and Connectivity Services	236	219	8%	8%
Listings	124	128	(4)%	(4)%
Segment Revenue	$1,114	$1,001	11%	10%

Recurring Revenue	$360	$347	4%	4%
Transaction Revenue, net	$754	$654	15%	13%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 3Q22, 1.1774 and 1.0071, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & other includes physical energy, interest income on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, technology development fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

Third quarter fixed income and data services revenues were $559 million. Fixed income and data services operating expenses were $358 million and adjusted operating expenses were $316 million in the third quarter. Segment operating income for the third quarter was $201 million and the operating margin was 36%. On an adjusted basis, operating income was $243 million and the adjusted operating margin was 44%.

$ (in millions)	3Q23	3Q22	% Chg	Const Curr(1)
Revenue:
Fixed Income Execution	$29	$26	10%	9%
CDS Clearing	94	88	6%	5%
Fixed Income Data and Analytics	279	273	2%	2%
Other Data and Network Services	157	147	7%	6%
Segment Revenue	$559	$534	5%	4%

Recurring Revenue	$436	$420	4%	3%
Transaction Revenue	$123	$114	7%	6%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 3Q22, 1.1774 and 1.0071, respectively.

Mortgage Technology Segment Results

Third quarter mortgage technology revenues were $330 million. Mortgage technology operating expenses were $487 million and adjusted operating expenses were $199 million in the third quarter. Segment operating loss for the third quarter was $157 million and the operating margin was (48)%. On an adjusted basis, operating income was $131 million and the adjusted operating margin was 39%.

$ (in millions)	3Q23	3Q22	% Chg
Revenue:
Origination Technology	$172	$197	(13)%
Closing Solutions	48	56	(14)%
Servicing Software	69	—	n/a
Data and Analytics	41	23	76%
Segment Revenue	$330	$276	20%

Recurring Revenue	$235	$163	44%
Transaction Revenue	$95	$113	(16)%

Other Matters

•	Operating cash flow through the third quarter of 2023 was $2.6 billion and adjusted free cash flow was $2.5 billion.
•	Unrestricted cash was $837 million and outstanding debt was $23.3 billion as of September 30, 2023.
•	Through the third quarter of 2023, ICE paid $713 million in dividends.

Updated Financial Guidance

•	ICE's fourth quarter 2023 GAAP operating expenses are expected to be in a range of $1.21 billion to $1.22 billion. Adjusted operating expenses(1) are expected to be in a range of $955 million to $965 million.
•	ICE's fourth quarter 2023 GAAP non-operating expense(2) is expected to be in the range of $240 million to $245 million. Adjusted non-operating expense is expected to be in the range of $225 million to $230 million.
•	ICE's diluted share count for the fourth quarter is expected to be in the range of 572 million to 576 million weighted average shares outstanding.
•	ICE's full year capital expenditures is now expected to be in the range of $500 million to $525 million; includes four months of Black Knight.

(1) 4Q23 non-GAAP operating expenses exclude amortization of acquisition-related intangibles, and Black Knight integration costs.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees.

Earnings Conference Call Information

ICE will hold a conference call today, November 2, 2023, at 8:30 a.m. ET to review its third quarter 2023 financial results. A live audio webcast of the earnings call will be available on the company's website at www.theice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 929-526-1599 from outside of the United States. Telephone participants are required to provide the participant entry number 746760 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the fourth quarter 2023 earnings has been scheduled for February 8th, 2024 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Exchanges	$4,754	$4,824	$1,540	$1,577
Fixed income and data services	1,668	1,555	559	534
Mortgage technology	815	880	330	276
Total revenues	7,237	7,259	2,429	2,387
Transaction-based expenses:
Section 31 fees	231	332	56	158
Cash liquidity payments, routing and clearing	1,219	1,403	370	418
Total revenues, less transaction-based expenses	5,787	5,524	2,003	1,811

Operating expenses:
Compensation and benefits	1,103	1,058	400	344
Professional services	88	101	31	32
Acquisition-related transaction and integration costs	201	81	155	19
Technology and communication	529	513	184	169
Rent and occupancy	65	63	20	22
Selling, general and administrative	196	166	59	54
Depreciation and amortization	836	768	309	258
Total operating expenses	3,018	2,750	1,158	898
Operating income	2,769	2,774	845	913
Other income/(expense):
Interest income	287	42	94	33
Interest expense	(557)	(440)	(206)	(176)
Other expense, net	(121)	(1,132)	(51)	(1,097)
Total other income/(expense), net	(391)	(1,530)	(163)	(1,240)
Income/(loss) before income tax expense	2,378	1,244	682	(327)
Income tax expense/(benefit)	330	186	123	(152)
Net income/(loss)	$2,048	$1,058	$559	$(175)
Net income attributable to non-controlling interest	(53)	(37)	(18)	(16)
Net income/(loss) attributable to Intercontinental Exchange, Inc.	$1,995	$1,021	$541	$(191)

Earnings/(loss) per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$3.56	$1.83	$0.96	$(0.34)
Diluted	$3.55	$1.82	$0.96	$(0.34)
Weighted average common shares outstanding:
Basic	561	559	563	558
Diluted	562	561	565	560

Consolidated Balance Sheets

(In millions)

	As of	As of
	September 30, 2023	December 31, 2022
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$837	$1,799
Short-term restricted cash and cash equivalents	471	6,149
Restricted short-term investments	730	—
Cash and cash equivalent margin deposits and guaranty funds	79,297	141,990
Invested deposits, delivery contracts receivable and unsettled variation margin	1,899	5,382
Customer accounts receivable, net	1,422	1,169
Prepaid expenses and other current assets	741	458
Total current assets	85,397	156,947
Property and equipment, net	1,918	1,767
Other non-current assets:
Goodwill	30,463	21,111
Other intangible assets, net	17,595	13,090
Long-term restricted cash and cash equivalents	190	405
Long-term restricted investments	199	—
Other non-current assets	1,260	1,018
Total other non-current assets	49,707	35,624
Total assets	$137,022	$194,338

Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$964	$866
Section 31 fees payable	18	223
Accrued salaries and benefits	377	352
Deferred revenue	334	170
Short-term debt	2,257	4
Margin deposits and guaranty funds	79,297	141,990
Invested deposits, delivery contracts payable and unsettled variation margin	1,899	5,382
Other current liabilities	136	184
Total current liabilities	85,282	149,171
Non-current liabilities:
Non-current deferred tax liability, net	4,210	3,493
Long-term debt	21,042	18,118
Accrued employee benefits	177	160
Non-current operating lease liability	306	254
Other non-current liabilities	493	381
Total non-current liabilities	26,228	22,406
Total liabilities	111,510	171,577

Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	6	6
Treasury stock, at cost	(6,278)	(6,225)
Additional paid-in capital	15,837	14,313
Retained earnings	16,225	14,943
Accumulated other comprehensive loss	(331)	(331)
Total Intercontinental Exchange, Inc. stockholders’ equity	25,459	22,706
Non-controlling interest in consolidated subsidiaries	53	55
Total equity	25,512	22,761
Total liabilities and equity	$137,022	$194,338

Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022	2023	2022	2023	2022
Total revenues, less transaction-based expenses	$3,304	$3,089	$1,668	$1,555	$815	$880	$5,787	$5,524
Operating expenses	944	904	1,057	1,029	1,017	817	3,018	2,750
Less: Amortization of acquisition-related intangibles	49	50	127	137	316	271	492	458
Less: Transaction and integration costs	—	—	—	—	201	79	201	79
Less: Other	17	—	—	—	—	—	17	—
Adjusted operating expenses	$878	$854	$930	$892	$500	$467	$2,308	$2,213
Operating income/(loss)	$2,360	$2,185	$611	$526	$(202)	$63	$2,769	$2,774
Adjusted operating income	$2,426	$2,235	$738	$663	$315	$413	$3,479	$3,311
Operating margin	71%	71%	37%	34%	(25)%	7%	48%	50%
Adjusted operating margin	73%	72%	44%	43%	39%	47%	60%	60%

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,		Three Months Ended September 30,
	2023	2022	2023	2022	2023	2022	2023	2022
Total revenues, less transaction-based expenses	$1,114	$1,001	$559	$534	$330	$276	$2,003	$1,811
Operating expenses	313	301	358	337	487	260	1,158	898
Less: Amortization of acquisition-related intangibles	16	17	42	44	133	91	191	152
Less: Transaction and integration costs	—	—	—	—	155	19	155	19
Adjusted operating expenses	$297	$284	$316	$293	$199	$150	$812	$727
Operating income/(loss)	$801	$700	$201	$197	$(157)	$16	$845	$913
Adjusted operating income	$817	$717	$243	$241	$131	$126	$1,191	$1,084
Operating margin	72%	70%	36%	37%	(48)%	6%	42%	50%
Adjusted operating margin	73%	72%	44%	45%	39%	46%	59%	60%

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net income attributable to ICE	$1,995	$1,021
Add: Amortization of acquisition-related intangibles	492	458
Add: Transaction and integration costs	201	79
Add/(Less): Net interest (income)/expense on pre-acquisition-related debt and debt extinguishment	(12)	79
Less: Gain on sale of Euroclear equity investment and dividends received	—	(41)
Add: Net losses from and impairment of unconsolidated investees	91	1,152
Add: Other	40	9
Less: Income tax effect for the above items	(178)	(478)
Less: Deferred tax adjustments on acquisition-related intangibles	(131)	(3)
Less: Other tax adjustments	(81)	—
Adjusted net income attributable to ICE	$2,417	$2,276

Diluted earnings per share	$3.55	$1.82

Adjusted diluted earnings per share	$4.30	$4.06

Diluted weighted average common shares outstanding	562	561

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended September 30, 2023	Three Months Ended September 30, 2022
Net income/(Loss) attributable to ICE	$541	$(191)
Add: Amortization of acquisition-related intangibles	191	152
Add: Transaction and integration costs	155	19
Add: Net interest expense on pre-acquisition-related debt and debt extinguishment	—	31
Add: Net losses from and impairment of unconsolidated investees	26	1,095
Add: Other	23	—
Less: Income tax effect for the above items	(66)	(355)
Less: Deferred tax adjustments on acquisition-related intangibles	(46)	(18)
Adjusted net income attributable to ICE	$824	$733

Diluted earnings/(loss) per share	$0.96	$(0.34)

Adjusted diluted earnings per share	$1.46	$1.31

Diluted weighted average common shares outstanding	565	560

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2023	Nine Months Ended September 30, 2022
Net cash provided by operating activities	$2,573	$2,462
Less: Capital expenditures	(104)	(125)
Less: Capitalized software development costs	(222)	(200)
Free cash flow	2,247	2,137
Add/(Less): Section 31 fees, net	205	(1)
Adjusted free cash flow	$2,452	$2,136

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks to connect people to opportunity. We provide financial technology and data services across major asset classes that offer our customers access to mission-critical workflow tools that increase transparency and operational efficiencies. We operate exchanges, including the New York Stock Exchange, and clearing houses that help people invest, raise capital and manage risk across multiple asset classes. Our comprehensive fixed income data services and execution capabilities provide information, analytics and platforms that help our customers capitalize on opportunities and operate more efficiently. At ICE Mortgage Technology, we are transforming and digitizing the U.S. residential mortgage process, from consumer engagement through loan registration. Together, we transform, streamline and automate industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at http://www.intercontinentalexchange.com/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on February 2, 2023. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

ICE-CORP

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

ICE Media Contact:

Josh King

+1 212 656 2490

josh.king@ice.com

media@ice.com